SCHEDULE 14A
                              (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.  )

Filed by the registrant  [x]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Rule 14A-11(c) or Rule 14a-12

                            NATIONAL BANCORP OF ALASKA, INC.
-------------------------------------------------------------------------------
                    (Name of Registrant as Specified in Its Charter)

                                Terry S. Kipp, Secretary
-------------------------------------------------------------------------------
                       (Name of Person(s) Filing Proxy Statement)

Payment of filing fees(Check the appropriate box):
    [x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
    [ ] $500 per each party to the controversy pursuant to Exchange Act.
        Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(FN1)

-------------------------------------------------------------------------------
     (4) Proposed maximum  aggregate value of transaction:

-------------------------------------------------------------------------------
     [ ] Check box if any part of the fees is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

-------------------------------------------------------------------------------
     (4) Date filed:

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____________________________
(FN1) Set forth the amount on which the filing fee is calculated and state how it way determined.

        Proxy cover


                    NATIONAL BANCORP OF ALASKA, INC.
                            Anchorage, Alaska

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             March 19, 1996

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of National Bancorp of Alaska, Inc. (the "Company") will be held in the Main Office of National Bank of Alaska at Northern Lights Boulevard and C Street, Anchorage, Alaska, on Tuesday, March 19, 1996, at 10:00 a.m. for the following purposes:

   1. to fix the number of directors to be elected at 23 and to elect 23 directors; and

   2. to transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 2, 1996, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and any adjournment thereof.

                                        By Order of the Board of Directors





                                        /s/Terry S. Kipp

                                        Terry S. Kipp
                                        Secretary

  February 9, 1996

  WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.

                    NATIONAL BANCORP OF ALASKA, INC.
                       Northern Lights & C Street
                         Anchorage, Alaska 99503
                             (907) 276-1132
-------------------------------------------------------------------------------
                             PROXY STATEMENT
-------------------------------------------------------------------------------

                           GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of National Bancorp of Alaska, Inc. (hereinafter referred to as the "Company") to be voted at the Annual Meeting of Shareholders, to be held at the time and place set forth in the notice accompanying this proxy statement, and at any adjournments thereof. This proxy material was first mailed to shareholders on or about February 9, 1996.

         The persons named in the enclosed proxy will vote as directed with respect to the election of nominees named in this proxy statement to the Company's Board of Directors or, in the absence of such direction, in favor of the Board's Nominees. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting, but will not be counted as voting with respect to any matter as to which the abstention or non-vote is indicated. As to other matters which may come before the Annual Meeting, they will vote in accordance with their best judgement. The management of the Company does not know of any business which will be presented at the Annual Meeting other than the matters described in this proxy statement.

         The enclosed proxy may be revoked at any time insofar as it has not been exercised, either by delivery to the Company of a written revocation or a duly executed proxy bearing a later date, or by action of the shareholder at the Annual Meeting.

         The Company is a bank holding company which acquired by merger the National Bank of Alaska (the "Bank") in 1982. The Bank is the wholly-owned subsidiary of the Company. All references hereinafter to the "Company" shall include the Company and the Bank, unless the context indicates otherwise.


                            VOTING SECURITIES

         At the close of business on January 2, 1996, the Company had 8,000,000 shares of Common Stock, par value $10.00 per share, issued, of which 31,200 shares are held by the Company as Treasury Stock. Shareholders of record at the close of business on February 2, 1996, shall be entitled to vote at the Annual Meeting, each share being entitled to one vote.


                        CERTAIN BENEFICIAL OWNERS

         The following table presents certain information with respect to the only person who is known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock as of January 31, 1996.

                                              Amount and Nature       Percent
                     Name and Address         of Beneficial           of
 Title of Class      of Beneficial Owner      Ownership               Class
---------------------------------------------------------------------------

 Common Stock        Elmer E. Rasmuson        4,001,060*              50.2%
 par value $10.00    P.O. Box 100600
                     Anchorage, Alaska 99510-0600

*Included among the shares of Common Stock reported as beneficially owned by Mr. Rasmuson, over which he has sole voting and dispositive powers, are the following:

 (a) Mr. Rasmuson has sole voting and dispositive powers over 779,160 shares (9.8% of the outstanding shares) which he holds as trustee under three trusts for the benefit of each of his children;

         The foregoing is not to be construed as an admission by Mr. Rasmuson that he is the beneficial owner of the shares identified in (a) above and Mr. Rasmuson expressly disclaims beneficial ownership of those shares.

         The directors and executive officers of the Company and the Bank own beneficially 716,505 shares or 9.0% of the Company's outstanding Common Stock. Not included in these shares are 21,990 shares held of record and owned beneficially solely by spouses and minor children of members of this group.

                          ELECTION OF DIRECTORS

         The numbers of directors to be elected at the Company's Annual Meeting of Shareholders will be determined by vote of the shareholders. A resolution will be offered at the meeting establishing the number of directors at 23.

         The persons named below, all of whom are members of the present Board of Directors, will be nominated by management for election to the Company Board of Directors, and, if elected, each will serve until the next Annual Meeting of Shareholders and until their successor is elected and qualified. It is the intention of the persons named in the proxy to vote for the resolution establishing the number of directors at 23 and for the election of the nominees listed below, unless otherwise directed or otherwise instructed.

         The Board of Directors has no reason to believe that any of the nominees named in this proxy statement will be unavailable or unable to stand for election, but in the event that vacancies in the slate of nominees should occur unexpectedly, the shares represented by proxies will be voted for substitutes chosen by the Board of Directors or the number of directors to be elected will be reduced by the number of persons unavailable or unable to stand for election and the shares will be voted for the remaining nominees.

         Other nominations may be made by shareholders entitled to vote for election of directors in accordance with the following procedures as set forth in the By-Laws of the Company. Nominations other than those made by or on behalf of the existing management of the Company shall be made in writing and shall be delivered or mailed to the President of the Company not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notifications shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Company Common Stock that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Company Common Stock owned by the shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(7)         OF JANUARY 31, 1996(3)
-------------------------------------------------------------------------------
                                                          SHARES   PERCENT
                                                          HELD     OF CLASS(6)
                                                          ---------------------
Donald B. Abel, Jr.       59     President, Don Abel      1,930
                        1976     Building Supplies, Inc.
                                 (retail building supplies)

Gary M. Baugh             57     President, Baugh         2,500
                        1983     Construction and
                                 Engineering Company
                                 (construction)

Carl F. Brady Jr.         52     Chairman and CEO,        8,333
                        1989     Brady & Co. Ins.,
                                 since 1994
                                 (insurance brokerage);
                                 Chairman and CEO,
                                 Rollins Hudig Hall
                                 of Alaska, Inc.
                                 1989 to 1994
                                 (insurance brokerage)

Alec W. Brindle           57     President, Wards        40,432(1)
                        1977     Cove Packing Company,
                                 Inc. (salmon cannery)

<Page 3>

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(7)         OF JANUARY 31, 1996(3)
-------------------------------------------------------------------------------
                                                          SHARES   PERCENT
                                                          HELD     OF CLASS(6)
                                                          ---------------------
Sharon Burrell            47     Secretary - Treasurer      160
                        1994     Hammer & Wikan since 1995
                                 (Retail grocery and general
                                 merchandise);
                                 Secretary - Treasurer
                                 Rock-N-Road Const. from
                                 1991 to 1995
                                 (road construction)

James O. Campbell         63     Commissioner, Arctic    4,272
                        1972     Research Commission
                                 since 1994 (national
                                 research needs and
                                 objectives in the Arctic);
                                 from 1991 to 1994 CEO,
                                 Alaska Commercial
                                 Company (retail groceries
                                 and merchandise).

Jeffry J. Cook            52     Vice President,           546
                        1984     Administration, MAPCO
                                 Alaska Inc. since 1994
                                 (oil refining and product
                                 sales); Director, North
                                 Alaska Region, ARCO
                                 Alaska, Inc. from 1990
                                 to 1994 (Community
                                 Relations)

Patrick S. Cowan          56     Owner, Birch Ridge Golf   198
                        1994     Course (Golf)

Roy Huhndorf              55     Chairman of the Board,    360
                        1987     Cook Inlet Region, Inc.
                                 since 1996 (Alaska Native
                                 Regional Corporation);
                                 Chairman and CEO,
                                 Cook Inlet Region, Inc.
                                 from 1992 to 1996

James H. Jansen           49     President & CEO of     10,100
                        1990     Lynden Incorporated
                                 (trucking and
                                 transportation)

Donald L. Mellish(8)      68     Chairman of the         5,913
                        1964     Executive Committee
                                 of the Bank

Emil Notti                62     Consultant                566
                        1973

                AGE AND YEAR
                FIRST BECAME A   PRINCIPAL
                DIRECTOR OF THE  OCCUPATION            SHARES OF COMMON STOCK
                COMPANY OR A     OR                    BENEFICIALLY OWNED AS
NAME            PREDECESSOR      EMPLOYMENT(7)         OF JANUARY 31, 1996(3)
-------------------------------------------------------------------------------
                                                          SHARES   PERCENT
                                                          HELD     OF CLASS(6)
                                                          ---------------------
Tennys B. Owens           55     President, Artique Lt.   3,700
                        1991     Gallery (art retail
                                 sales, marketing and
                                 publishing)

Eugene A. Parrish, Jr.    50     President Westmark         865
                        1982     Hotels, Inc. (hotel
                                 and restaurant
                                 management)

J. Michael Pate           48     President, Pate          1,180
                        1991     Insurance Agency, Inc.
                                 (insurance)

Martin R. Pihl            61     Retired since 1995;      2,024
                        1972     Acting Executive
                                 Director,
                                 Alaska Permanent Fund
                                 Corp. 1994 to 1995,
                                 (investments);
                                 General Manager,
                                 Ketchikan Pulp Company,
                                 1987 to 1994 (forest
                                 products)

Edward F. Randolph        36     President, Edward F.       100
                        1995     Randolph Ins. Agency,
                                 Inc. (insurance)

Edward B. Rasmuson        55     Chairman of the Board  342,562(2)       4.3
                        1974     of the Company and
                                 the Bank

Major General John        56     Consulting, Arctic Slope   133
Schaeffer (Ret.)           8     Regional Corporation
                                 since 1994, (Alaska
                                 Native Regional
                                 Corporation), Director
                                 of Business Development,
                                 NANA Regional
                                 Corporation, 1993
                                 (Alaska Native Regional
                                 Corporation); from 1991
                                 to 1993 Owner, Schaeffer
                                 & Associates,
                                 (international trade);

Michael K. Snowden        50     President, Service       3,737(4)
                        1995     Transfer Inc. (fuel
                                 distribution and
                                 transport services)

Richard Strutz            45     President of the Company   424
                        1992     the Bank, 1992; Executive
                                 Vice President of the
                                 Bank, 1987 to 1992

George S. Suddock         56     Chairman, Alaska       284,472(5)       3.6
                        1969     National Corporation
                                 (insurance)

Richard A. Wien(8)        60     Chairman & CEO, Florcraft  641
                        1974     (floor coverings)

1. The reported holdings include 26,152 shares held by Alec W. Brindle, Executor, under the will of A.W. Brindle, deceased; Mr. Brindle disclaims beneficial ownership of these securities held as executor.

2. The reported holdings exclude 259,720 shares held in trust for Edward B. Rasmuson, over which Mr. Rasmuson has no power to vote or dispose.

3. The reported holdings include securities with respect to which the director has or shares the power to vote or dispose. Not included in the securities reported are the following shares over which the indicated directors had no power to vote or dispose: 21,820 shares held by the wife and minor children of Edward B. Rasmuson. Director Rasmuson disclaims any beneficial ownership of these shares held by his spouse and minor children.

4. The reported holdings included 1,712 shares held in a family trust of which Mr. Snowden is a trustee. Mr. Snowden disclaims any beneficial interest of those shares.

5. The reported holdings include 275,686 shares held by a corporation of which Mr. Suddock is an officer, director and stockholder. Mr. Suddock disclaims beneficial ownership of those shares.

6. If no percent is shown, the percent of the nominee's beneficial ownership is less than one percent.

7. Each nominee has been engaged in the indicated occupation or employment or has held the indicated position or one of equivalent responsibility with his present employer during the past five years unless otherwise indicated.

8. None of the nominees serve on the boards of directors of other companies filing reports with the Securities and Exchange Commission, except that Mr. Mellish is a director of Mapco, Inc. and Pacific Telecom, Inc., and Mr. Wien is a director of Alaska Air Group, Inc.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 were required, the Company believes that during 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except one report covering one transaction was filed late by Director Gary Baugh.


                    DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors of the Bank met ten times during 1995 and the Board of Directors of the Company met ten times. All directors attended at least 75 percent of the aggregate of the total number of meetings held by both Boards, plus meetings held by all committees on which such directors served during 1995, except Director Brindle. Neither the Company nor the Bank has a standing nominating committee and the Company does not have a standing audit committee. The Bank formed a compensation committee in November 1992.

         The Board of Directors of the Bank annually appoints a Directors Examining Committee which performs many functions of an audit committee. Members of the committee, none of whom are officers of the Bank, are:
George S. Suddock, Chairman; and Donald B. Abel, Jr.; and Carl Brady, Jr. The functions of the Examining Committee include recommending to the Board of Directors the appointment of independent auditors, the review of regulatory reports and the responses to those reports and review of the scope of the internal audit programs and the adequacy of internal accounting systems and controls. The committee has been delegated the responsibility for both review and communication to the Board of Directors of the results of examinations performed by the regulatory examiners, other external auditors and the internal auditors. The committee held five meetings in 1995.


                   COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows all compensation paid for the calendar years ended December 31, 1993, 1994, 1995, to the Chief Executive Officer
(CEO) and the four most highly compensated executive officers (other than the CEO) of the Company and the Bank, and who were serving as executive officers as of December 31, 1995.

                       SUMMARY COMPENSATION TABLE
                           ANNUAL COMPENSATION
--------------------------------------------------------------------------------
NAME AND                                               OTHER ANNUAL  ALL OTHER
PRINCIPAL POSITION                      YEAR   SALARY  COMPENSATION COMPENSATION
--------------------------------------------------------------------------------
Edward B. Rasmuson, CEO,                1995  300,000      13,916       26,372
Chairman of the Board of Directors and  1994  250,000                   22,802
Director of the Company and the Bank    1993  230,000                   30,000

Richard Strutz, President and           1995  250,000       2,280       26,372
Director of the Company and the Bank    1994  190,000                   24,528
                                        1993  165,000                   24,850

Kathleen Soderberg, Executive Vice      1995  200,000          61       26,372
President of the Bank                   1994  164,000                   22,802
                                        1993  155,000                   23,371

Donald L. Mellish, Chairman of the      1995  165,000         689       26,372
Executive Committee of the Bank and     1994  165,000                   22,802
Director of the Company and the Bank    1993  165,000                   24,851

B. John Shipe, Executive Vice President 1995  160,000                   26,372
of the Bank                             1994  154,000                   24,462
                                        1993  145,000                   21,839

         Other Annual Compensation is the amount reimbursed during the fiscal year for the payment of Federal Income Taxes arising from non-tax deductible business use of a corporate aircraft.

         All Other Compensation is cash compensation earned under a Profit Sharing Plan and Trust available to all employees meeting certain age and service requirements.

         The above named officers receive no compensation other than as shown in the foregoing table and the Company and the Bank have no other existing plans or arrangements other than as follows:

         In 1994, the Board of Directors of the Bank approved a plan whereby any officer holding a title of Senior Vice President or above (which includes the named officers) can elect to defer receipt of up to a total of 15% of their annual compensation. This 15% includes any amounts deferred under the 401(k) portion of the existing profit sharing program. Amounts deferred are not additional compensation, only deferral of receipt of a portion of regular annual compensation. Amounts deferred in excess on the 401(k) portion become an unsecured obligation of the Bank and become payable at termination of employment. Amounts in excess of the 401(k) portion are annually credited with interest at a percentage equivalent to the Banks' overall return on average earning assets.


                        COMPENSATION OF DIRECTORS

         The directors of the Company are also directors of the Bank. Directors of the Company receive no compensation for attendance at meetings of the Company's Board of Directors, or for committee meetings.

         Bank directors who are not officers of the Bank receive $750 for each Bank Board of Directors meeting attended. Bank directors who are officers of the Bank receive no compensation other than that received as an officer. Each Bank director (who is not otherwise an employee of the Bank) also receives $750 for attendance at each committee meeting of the Bank.

         No director received compensation for services as a director during 1995 in addition to or in lieu of the standard arrangement that is described above.

               EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         There are no employment contracts between the Company or the Bank and the named executive officers. There are no plans or arrangements for compensation of named executive officers resulting from a change in control of the Company or the Bank.

                    COMPENSATION COMMITTEE INTERLOCKS
                        AND INSIDER PARTICIPATION

         In 1992 the Bank formed a standing Compensation Committee composed of Directors Campbell, Jansen, and Pihl. None of the Compensation Committee members A) has ever been an officer or employee of either the Bank or the Company, or B) has any relationship with the Company or the Bank that requires disclosure other than as discussed under "Transactions with Directors, Executive Officers, and Associates" in this Proxy Statement.

         During the fiscal year ending December 31, 1995, no executive officer of the Bank or the Company A) served as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Bank, or B) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Bank, or C) served as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.


                         EXECUTIVE COMPENSATION

         In October 1992, the Securities and Exchange Commission adopted new rules regarding the disclosure of compensation of named executive officers. The goal of these rules is to clarify disclosure and the rationale and basis for such compensation. In response to the new rules a Compensation Committee of three "outside" directors was formed. The Committee met once in 1995.


                      COMPENSATION COMMITTEE REPORT

         Before the formation of a Compensation Committee in 1992, the budget for each fiscal year was presented to the Board of the Bank for approval. It contained total proposed salary expense without breaking-out the salaries of executive officers. If such a budget had a provision for an increase in salaries, this applied to all employees, including the executive officers. The Chairman of the Board made the final decision on the allocation among executive officers. Essentially, this process is unchanged, except that the Chairman now makes his specific recommendations to the Compensation Committee.

         In December 1995, the Chairman of the Board (who is also the CEO) proposed the following salaries for the executive officers in 1996.

                      E.B. Rasmuson       $350,000
                      Richard Strutz      $300,000
                      Kathleen Soderberg  $240,000
                      Gary Dalton         $185,000
                      B. John Shipe       $175,000

         As in prior years, these recommendations are entirely subjective and have no specific or mathematical relationship to performance. The Chairman's recommendations on salaries are made with the expectation that such salary levels can be maintained in the future.

         The only compensation for executive officers is cash. There are no retirement programs, stock rights, stock options, or long-term incentive programs available to any employee of the Company. All employees, including executive officers, participate in a Profit-Sharing Plan after one year's employment and are subject to a five-year vesting. The amount contributed to the profit-sharing plan is based on a Return on Assets performance schedule which has a maximum contribution of 12% of the Company's net income, once a 1.5% Return on Assets has been achieved. As a result, all eligible employees, including executive officers, may receive additional cash compensation based on the Company's performance in any given year.

         In 1992, the Bank performed an initial review of compensation for the top officers in similar size banks and also measured actual Bank versus competitor performance using return on assets and return on equity. In 1993 and 1995 the Committee retained the Wyatt Company (a national firm of consultants and actuaries) to prepare a report on comparative rates of compensation provided to the Bank's five highest paid officers and on Bank performance versus a group of similar size banks. The 1992, 1993, and 1995 studies clearly indicated that the pay for the named officers (particularly the CEO and the President) was substantially lower than the industry norms on an absolute basis without any consideration of institutional performance. The salary increases in 1995 and 1996 will bring the top five officers more in line with 1994 industry competitive reference compensation amounts.

         Shown below are some tables from the 1995 Wyatt Company study. (Note: The performance data and salary data shown in these tables is from 1994.)


                    FINANCIAL PERFORMANCE COMPARISON
                         COMPARABLY SIZED BANKS

      NATIONAL BANCORP OF ALASKA
-------------------------------------------
                                 NBA as a %     Select Group of Banks
Select Financial                  of Select     Performance Measures
Performance             1994  Group Average  -------------------------------
Measures             Results Perf. Measures     Average      High      Low
------------------  -------- ---------------  ---------  ---------  -------

*Return on Assets        1.66%    106.67%        1.50%      1.80%        1.21%

*Return on Equity       12.25%     81.78%       14.98%     18.48%       11.10%

Total Assets ($000) $2,344,678     95.03%   $2,667,331  $3,673,241  $1,925,950

Total Loans ($000)  $1,226,164     82.55%   $1,574,481  $2,335,519  $1,076,171

*Net Income ($000)     $37,520    102.17%      $36,724     $52,046     $22,600

Equity ($000)         $312,722    139.78%     $238,903    $321,867    $166,205

*The 1995 Company return on average assets was 1.70% and the return on average equity was 12.41%. Net profit for the year ended 12-31-95 was a record $41,280,000.00.


              COMPENSATION COMPETITIVE REFERENCE COMPARISON

               "Top 5" Officers in Comparably Sized Banks

  NATIONAL BANCORP OF ALASKA                                          Competitive Base and Total Compensation
------------------------------------------------------------------    -----------------------------------------

                            NBA as a %      Total     NBA as a %
                   Base   of Select Group   Cash   of Select Group    Five Highest      Average     Competitive
  Position        Salary  Salary Averages   Comp.  Total Comp. Avg.   Paid Officers    Base Salary   Reference*
--------------   -------- --------------- -------- ----------------   ---------------  -----------  -----------

Chairman & CEO   $250,000      80.2%      $272,802       52.1%        Highest Paid      $311,555      $523,627

President        $190,000      96.3%      $214,528       64.7%        2nd Highest Paid  $197,292      $331,586
Chairman-Exec
 Committee       $165,000     103.9%      $187,802       70.4%        3rd Highest Paid  $158,734      $266,782

EVP              $164,000     111.1%      $186.802       75.3%        4th Highest Paid  $147,602      $248,073

EVP              $154,000     104.5%      $178,462       72.1%        5th Highest Paid  $147,309      $247,580
                 --------     ------      --------       -----                          --------    ----------
                 $923,000      95.9%    $1,040,396       64.3%                          $962,492    $1,617,649

*        Competitive Reference values include the following:
         100% of Select Group average salary
         10% of select group average salary(benefits/perquisites)
         58.07% of select group average base salary (80% of select group's average short-term incentives and long-term payouts)

         The committee also approved a change in the deferred compensation plan. The Board of Directors of the Bank will be asked to approve increasing the maximum deferral percentage from 15% to 20% of annual compensation.

                            James O. Campbell
                             James H. Jansen
                             Martin R. Pihl
                  Members of the Compensation Committee

                    SECURITY OWNERSHIP OF MANAGEMENT
                             As of 1-31-1996
-------------------------------------------------------------------------------
                                        AMOUNT AND NATURE
                     NAMES OF             OF BENEFICIAL             PERCENT OF
TITLE OF CLASS       BENEFICIAL OWNER        OWNERSHIP                CLASS(2)
-------------------------------------------------------------------------------
Common Stock         Edward B. Rasmuson       342,562(1)               4.3
Par Value $10.00

Common Stock         Donald L. Mellish          5,913
Par Value $10.00

Common Stock         Richard Strutz               424
Par Value $10.00

Common Stock         Kathleen Soderberg         1,164
Par Value $10.00

Common Stock         B. John Shipe              - 0 -
Par Value $10.00

1. Reported holdings exclude 259,720 shares held in trust for Edward B. Rasmuson on which Mr. Rasmuson has no power to vote or dispose. Also excluded are 21,820 shares held by the wife and minor children of Edward B.Rasmuson. Mr. Rasmuson has no power to vote or dispose of these shares and disclaims any beneficial ownership.

2. If no percent is shown, the percent of the nominee's beneficial ownership is less than one percent.

                                 PERFORMANCE GRAPH
                  COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG NBA, KBW 50 BANK INDEX, AND S&P 500 INDEX
                                  (SEE FOOTNOTE A)


                               (Graph of below table)


---------------------------------------------------------------------------
                  1990      1991      1992      1993      1994      1995
---------------------------------------------------------------------------
KBW 50 Index    $100.00   $158.25   $201.68   $212.86   $202.00   $323.53

S&P Index       $100.00   $130.34   $140.25   $154.32   $156.41   $214.99

National Bank
of Alaska       $100.00   $125.05   $185.90   $199.05   $185.79   $242.03

A. Total return with dividend reinvestment is calculated based on share price appreciation or depreciation and total dividends paid. Dividend reinvestment assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the applicable fiscal year. Dollar figures in table are as of 12-31.

         The KBW 50 Index is made up of 50 of the nation's most important banking companies, including all money centers and most major regional banks, and is meant to be representative of the price performance of the nation's large banks. The KBW 50 is calculated in the same manner as the S&P 500. Both are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e. more valuable) count for more in both indices. It should be kept in mind that, by design, the KBW 50 does not reflect the price or total return performance of smaller banking companies. Further information on the KBW 50 Bank Index may be obtained by writing Keefe, Bruyette & Woods, Inc., Two World Trade Center, 85th Floor, New York, New York 10048.

     TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

         Certain directors and officers of the Bank and persons associated with them are customers of and have had transactions, including credit transactions, with the Bank from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in transactions with such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions which the Bank had with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                        AVAILABILITY OF FORM 10-K

         The Company will provide without charge to each beneficial owner of its shares, upon such shareholder's written request, a copy (without exhibits) of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 1995, which is expected to be available after March 31, 1996. Requests for copies should be addressed to: Terry S. Kipp, Secretary, National Bank of Alaska, Post Office Box 100600, Anchorage, Alaska 99510-0600.

                          INDEPENDENT AUDITORS

         The Company designated the firm of Deloitte & Touche, independent public accountants, as its independent auditors for the year ended December 31, 1995. The services performed in this connection included an examination in accordance with generally accepted auditing standards and an expression of opinion on the fairness of the consolidated financial statements of the Company and its subsidiary for the year ended December 31, 1995. The Company has been advised that neither the firm nor any of its partners has any other material direct or indirect relationship with the Company, or with its officers or directors in their capacities as such.

         A representative of Deloitte & Touche is expected to be present at the annual meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

                          SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 1997 Annual Meeting of the Company must be received by the Company at its executive offices not later than October 13, 1996, in order to be included in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Shareholders. Any such proposal should be communicated in writing and addressed to: Terry S. Kipp, Secretary, National Bank of Alaska, Post Office Box 100600, Anchorage, Alaska 99510-0600.

                          COST OF SOLICITATION

         The cost of soliciting proxies in the accompanying form has been, or will be, borne by the Company. Officials and regular employees of the Company may solicit proxies personally, by telephone or telegram, from some shareholders.

              By Order of the Board of Directors

              /s/Terry S. Kipp

              Terry S. Kipp
              Secretary

February 9, 1996


        APPENDIX  Form of Proxy


                          NATIONAL BANCORP OF ALASKA, INC.

           PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING

     The undersigned Shareholder of NATIONAL BANCORP OF ALASKA, INC., does hereby nominate, constitute and appoint Ronald G. Benkert and Susan Wright Mason or either one of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies), with full power of substitution, for me and in my name, and place and stead to vote all the shares of Common Stock of said National Bancorp of Alaska, Inc., standing in my name on its books, as of February 2, 1996, at the Annual Meeting of Shareholders to be held at the main Office of National Bank of Alaska at Northern Lights Boulevard and C Street, Anchorage, Alaska, on March 19, 1996 at 10:00 a.m., or at any adjournments thereof, with all the powers the undersigned would possess if personally present on the following proposals more fully described in the accompanying Proxy Statement for the meeting in the manner specified and in their discretion on any other business that may properly come before the meeting.

1.  Fix the number of directors at 23 and elect the following directors:
Donald B. Abel, Jr., Gary M. Baugh, Carl F. Brady, Jr., Alec W. Brindle, Sharon Burrell, James O. Campbell, Jeffry J. Cook, Patrick S. Cowan, Roy Huhndorf, James H. Jansen, Donald L. Mellish, Emil R. Notti, Tennys V. Owens, Eugene
A. Parrish, Jr., J. Michael Pate, Martin R. Pihl, Edward F. Randolph, Edward B. Rasmuson, Major General John Schaeffer(Ret.), Michael K. Snowden, Richard Strutz, George S. Suddock, Richard A. Wien.

[ ] VOTE FOR all nominees listed above; except vote is withheld from nominees whose names are written below (if any). Unless otherwise specified, the proxy will be voted for all nominees named above.

-------------------------------------------------------------------------------

[ ]  VOTE WITHHELD from all nominees.

     THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED ABOVE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED HEREON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL SUCH PERSONS. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN IN RESPECT OF THE SAME SHARES OF STOCK FOR THIS MEETING.


Dated:____________________, 1996  ________________________________________(L.S.)

                                  ________________________________________(L.S.)
                                  (Signature of Shareholder)

                                  When signing as attorney, executor,
                                  administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

                                  Signature(s) must correspond exactly with name(s) appearing hereon.



       PLEASE DATE, SIGN AND MAIL PROXY IN ENCLOSED ENVELOPE PROMPTLY.